UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 16, 2008
TTM TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31285	91-1033443

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
2630 South Harbor Boulevard, Santa Ana, CA 92704
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 327-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement
The information required by Item 1.01 is contained in Item 3.02 and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On May 20, 2008, TTM Technologies, Inc., or the Company, sold an additional $20 million of its 3.25% Convertible Senior Notes due 2015, or the Additional Notes, pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-148687), or Form S-3. The Additional Notes were sold pursuant to the exercise by J.P. Morgan Securities Inc. and UBS Securities LLC, or collectively, the Underwriters, of an over-allotment option granted by the Company. As previously announced, the over-allotment option was granted in connection with the Company’s sale on May 14, 2008 of $155 million in aggregate principal amount of its 3.25% Convertible Senior Notes due 2015, or the Initial Notes and, together with the Additional Notes, the Notes.
The Additional Notes were issued pursuant to an indenture dated May 14, 2008 between the Company and American Stock Transfer & Trust Company, as trustee, or the Base Indenture, and a first supplemental indenture thereto dated as of May 14, 2008, or the Supplemental Indenture. Terms of the Indenture and the Supplemental Indenture are described in the section entitled “Description of the Notes” of the prospectus supplement dated May 8, 2008, filed with the Securities and Exchange Commission by the Company on May 9, 2008 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, or the Prospectus Supplement, which is incorporated herein by reference. Copies of the Base Indenture and the Supplemental Indenture were previously filed as Exhibits 4.1 and 4.2, respectively, to the Company’s Form 8-K filed on May 15, 2008 with the Securities and Exchange Commission and are incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
In connection with the offering of the Additional Notes, the Company entered into additional convertible note hedge transactions, or the Additional Purchased Call Options, with respect to its common stock, par value $0.01 per share, or the Common Stock, with JP Morgan Chase Bank, National Association and UBS AG, or collectively, the Counterparties. The Additional Purchased Call Options cover, subject to certain adjustments substantially similar to those contained in the Additional Notes, up to approximately 1.3 million shares of Common Stock, at a strike price of approximately $15.96, also subject to adjustment. The Company paid approximately $4.4 million for the Additional Purchased Call Options.
Separately, the Company also entered into additional warrant transactions, or the Additional Sold Warrants, whereby the Company sold to the Counterparties warrants to acquire, subject to customary anti-dilution adjustments, up to approximately 1.3 million shares of Common Stock at a strike price of approximately $18.15 per share, also subject to adjustment. The Company received approximately $3 million from the sale of the Additional Sold Warrants. TheAdditional Sold Warrants were issued to the Counterparties pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act.
In connection with the Additional Purchased Call Options and the Additional Sold Warrants, the Company and the Counterparties entered into certain letter agreements, or collectively, the Confirmations.
The Additional Purchased Call Options are exercisable on the same dates as any date of conversion of the Additional Notes. The Additional Purchased Call Options provide for net share settlement upon exercise. In the event of an exercise, the Counterparties will owe the Company net shares of Common Stock in an amount based on the excess of the then current market price of Common Stock over the strike price of the Additional Purchased Call Option, which corresponds to the initial conversion price of the Additional Notes and is subject to certain adjustments substantially similar to those contained in the Additional Notes.

The Additional Sold Warrants provide for net share settlement upon exercise, such that the Company will owe the Counterparties net shares of Common Stock in an amount based on the excess of the then current market price of Common Stock over the applicable strike price of the Additional Sold Warrants. The Additional Purchased Call Options are expected generally to reduce the potential equity dilution upon conversion of the Additional Notes in the event that the market value per share of Common Stock, as measured under the terms of the Additional Purchased Call Options, on each trading day of the relevant observation period is greater than the applicable strike price of the Additional Purchased Call Options, which initially corresponds to the conversion price of the Additional Notes and is subject, with certain exceptions, to adjustments substantially similar to those contained in the Additional Notes. If, however, the market value per share of Common Stock, as measured under the terms of the Additional Sold Warrants, during the measurement period at maturity of the Additional Sold Warrants exceeds the applicable strike price of the Additional Sold Warrants, there would nevertheless be dilution to the extent that such market value per share of Common Stock exceeds the applicable strike price of the Additional Sold Warrants. The Additional Purchase Call Options and the Additional Sold Warrants are separate transactions entered into by the Company with the Counterparties, are not part of the terms of the Additional Notes and will not affect the holders’ rights under the Additional Notes. Holders of the Additional Notes will not have any rights with respect to the Additional Purchase Call Option or the Additional Sold Warrant transactions.
Copies of the Confirmations are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4 and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
10.1 Call Option Transaction Confirmation, dated as of May 16, 2008, between TTM Technologies, Inc. and JPMorgan Chase Bank, National Association.
10.2 Warrant Transaction Confirmation, dated as of May 16, 2008, between TTM Technologies, Inc. and JPMorgan Chase Bank, National Association.
10.3 Call Option Transaction Confirmation, dated as of May 16, 2008, between TTM Technologies, Inc. and UBS AG.
10.4 Warrant Transaction Confirmation, dated as of May 16, 2008, between TTM Technologies, Inc. and UBS AG.
99.1 Press Release issued May 22, 2008, announcing exercise of over-allotment option for $20 million of Convertible Senior Notes..

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2008	TTM TECHNOLOGIES, INC.
	By:	/s/ Steven W. Richards
Steven W. Richards
Executive Vice President and Chief Financial Officer